EXHIBIT 13.2

CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report of EZchip Semiconductor Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dror Israel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 30, 2009

By: /s/ Dror Israel* —————————————— Dror Israel Chief Financial Officer

* The originally executed copy of this Certification will be maintained at the Company’s offices and will be made available for inspection upon request.